SECURITIES AND EXCHANGE COMMISSION

                              Washington D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 or 15 (d) OF THE SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported) January 29, 2003

                         Commission File Number: 000-28107

                                OSPREY GOLD CORP.
             (Exact name of Registrant as specified in its charter)

                                INCITATIONS, INC.
                          (Former name of Registrant)

           NEVADA                                         88-9399260
----------------------------                ---------------------------------
(State or other jurisdiction                (IRS Employer Identification No.)
    of incorporation or
       organization)


800 North Rainbow Blvd. Suite 308                  Las Vegas, Nevada, 89107
----------------------------------------           -------------------------
(Address of principal administrative               (City, State, Zip Code)
              offices)

                               702) 948-5000
                     -----------------------------------
                         (Registrants telephone number)

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Item 4.  Change In Registrant's Certifying Accountant

	a. Resignation of Julito F. Longkines, CPA

On January 26, 2004, JULITO F. LONGKINES, Certified Public
Accountant 3160 Steeles Avenue East, Suite 300, Markham, Ontario L3R 3Y2, Telephone - 905-475-2222 resigned as auditor as it was determined that he was not registered with the Public Company Accounting Oversight Board, an entity established by Sarbanes-Oxley Act.

The Company's financial statement audited by JULITO F. LONGKINES, Certified Public Accountant for fiscal years ending December 31, 2001 and December 31, 2002 were not subject to an adverse or qualified opinion, or a disclaimer of opinion and were not modified as to uncertainty, audit scope or accounting principles, except as to the Registrant's ability to continue as a going concern.

There was no disagreement on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure during the two fiscal years ending December 31, 2001 and December 31, 2002. None of the "reportable events" described under Item 304(a)(1) of Regulation S-B occurred within the Registrant's two fiscal years ending December 31, 2001 and December 31, 2002.

b.	Appointment of Stephen Diamond, CA as Registrant's Certifying
Public Accountant

   On January 26, 2004 the Registrant's Board of Directors appointed Stephan Diamond, C.A. of 1200 Sheppard Avenue, East, Suite 203, Toronto, Ontario, Canada M2K 2S5, 416-494-4899 as its certifying public accountant.

Exhibits:  16............Letter from Julito F. Longkines, CPA


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                                  SIGNATURES

Pursuant to the requirements of the Securities Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Osprey Gold Corp.

January 29, 2004


By: /s/ Doug Budden
   --------------------
   Doug Budden, President

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